Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)
This information reflects
changes to the Prospectus
Section Management
of the Fund

SUPPLEMENT DATED NOVEMBER 25,
1997 TO THE ENTERPRISE GROUP OF
FUNDS PROSPECTUS DATED MAY 1, 1997
 As Supplemented on August 25,
1997

Add to the paragraph under Tax-Exempt Income Portfolio:

The Board of Directors of The Enterprise Group of Funds, Inc.
has named MBIA Capital Management Corp. ("MBIA") as the Portfolio Manager for the Tax-Exempt Income Portfolio effective January 1, 1998.
Day-to-day management of the Portfolio will be performed by Robert M. Ohanesian, President and Chief Investment Officer;
and Gary S. Meserole, CFA, Vice President and Portfolio Manager, who have combined experience in the investment industry in excess of 38 years. MBIA is a wholly owned subsidiary of MBIA, Inc.
997, MBIA's assets under management for all clients approximated
$10.7 billion. Usual investment minimum: $10 million. MBIA's address is 113 King Street, Armonk, NY 10504. The Management Fee is .50% and the Portfolio Manager receives 30% of that fee. Shareholders will be notified of this change. Morgan Stanley Asset Management, Inc. will continue to serve as Portfolio Manager until January 1, 1998.
November 25, 1997